UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2017

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware ------------	1-10706 ----------	38-1998421 ---------------
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

(214) 462-6831
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company [_]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

ITEM 2.05    COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

Comerica Incorporated (“Comerica”) launched the Growth in Efficiency and Revenue (“GEAR Up”) initiative in 2016 to meaningfully enhance profitability. On July 19, 2016, Comerica announced initial actions related to the initiative, and Comerica has continued to update its estimated financial targets and restructuring charges in its filings with the Securities and Exchange Commission since that date.

On September 11, 2017, Comerica announced additional actions under GEAR Up that should result in expected revenue enhancements (through enhanced sales tools and training) and expense reductions (through continued modernization of technology system applications and other operating efficiencies). These actions are expected to be completed by year-end 2018. Comerica committed to these actions on September 11, 2017.

The full impact of these additional actions is anticipated to improve expected pre-tax income by an additional $35 million in 2019. Actions identified under the GEAR Up initiative are expected in total to drive additional annual pre-tax income, before restructuring charges, of approximately $180 million in full-year 2017, $270 million in full-year 2018 and $305 million in 2019, relative to expectations prior to when the initiative began in June 2016. In the normal course of business, management will continue to identify additional opportunities to further enhance profitability.

Based on these additional actions and refined calculations, Comerica is revising upward its estimated total restructuring charges through 2018 to $185 - $195 million (pre-tax), from the previously announced $140 - $160 million (pre-tax). $118 million in restructuring charges related to the GEAR Up initiative had been incurred through June 30, 2017. Restructuring charges of $25 million are expected to be incurred during the second half of 2017 and remaining restructuring charges of $42 - $52 million are expected to be incurred in 2018. The following table provides a summary of Comerica's total updated estimated restructuring charges (pre-tax) by major type of cost:

Type of Cost	Amount (in millions)
Employee-related expenses (primarily severance payments)	$65-70
Facilities expenses (consolidating banking centers and other facilities, such as lease termination costs and decommissioning costs, accelerated depreciation and impairment of owned property to be sold)	$30
Technology expenses (impairment and other costs associated with optimizing technology infrastructure and reducing the number of applications)	$55-60
Other charges (primarily professional fees, as well as other contract termination fees and legal fees)	$35

Substantially all of the remaining charges are expected to be cash charges.

Comerica will amend this Current Report on Form 8-K, or disclose in another periodic filing with the Securities and Exchange Commission, material changes to the scope or cost of the initiative within the timelines required by Securities and Exchange Commission rules and regulations.

The GEAR Up initiative is ongoing and the actual total costs and timing of the actions identified to-date may vary from those estimated due to changes in the scope or assumptions underlying the initiative.

Forward Looking Statements
Any statements in this filing that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models," and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this report and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the GEAR Up initiative, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; changes in regulation or oversight; reliance on other companies to provide certain key components of business infrastructure; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; potential legislative, administrative or judicial changes or interpretations related to the tax treatment of corporations; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this report or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

ITEM 7.01    REGULATION FD DISCLOSURE.
Comerica previously announced that Ralph W. Babb Jr., Chairman and Chief Executive Officer of Comerica, will make a presentation at the Barclays Global Financial Services Conference on Tuesday, September 12, 2017. David E. Duprey, executive vice president and Chief Financial Officer, Peter W. Guilfoile, executive vice president and Chief Credit Officer, and Darlene P. Persons, director of Investor Relations, also will participate. Comerica's presentation will begin at 9:00 a.m. ET. To access the live audio webcast, visit the “Investor Relations” area of Comerica's website at www.comerica.com. Replays will be available at the same location following the conference. A copy of the presentation slides, which will be discussed at that conference, is attached hereto as Exhibit 99.1. From time to time, Comerica may also use this presentation in conversations with investors and analysts.

The information in Items 7.01 and 9.01 of this report (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1    Barclays Global Financial Services Conference Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:    /s/ John D. Buchanan
Name:    John D. Buchanan
Title:    Executive Vice President - Chief Legal Officer

Date: September 11, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1        Barclays Global Financial Services Conference Presentation Slides